UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)       June 3, 2005

                           THE BOMBAY COMPANY, INC.
            (Exact Name of Registrant as Specified in Its Charter)



                                Delaware
              (State or Other Jurisdiction of Incorporation)

         1-7832                                        75-1475223
(Commission File Number)                   (I.R.S. Employer Identification No.)

  550 Bailey Avenue, Fort Worth, Texas                    76107
(Address of Principal Executive Offices)                (Zip Code)

                              (817) 347-8200
           Registrant's Telephone Number, Including Area Code


      (Former Name or Former Address, if Changed Since Last Report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))


Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.


Stock Option Agreement with Chief Executive Officer

   On June 3, 2005, and pursuant to his employment agreement dated June 3, 2003, Mr. James D. Carreker, Chairman and Chief Executive Officer, was granted stock options covering 125,000 shares of common stock of the Company, with an exercise price of $5.83. The shares will vest at the rate of 25% per year, subject to a performance acceleration event approved by the Compensation and Human Resources Committee on April 8, 2005, and reported on Form 8-K of the same date. The accelerator provision provides that if the Company achieves an annual earnings threshold of $.50 per share at any time during the four years following the date the award was granted, the stock options shall immediately vest and be exercisable, effective as of the public announcement of the satisfaction of the threshold. In all other material respects, the 2005 option award to Mr. Carreker is the same as prior grants. A copy of the Employee Award Agreement - Non-Qualified and Incentive Stock Options is attached hereto as Exhibit 10(a) and incorporated herein by reference.


Restricted Stock Agreement with Chief Executive Officer

   On June 7, 2005, and pursuant to his employment agreement dated June 3, 2003, Mr. James D. Carreker, Chairman and Chief Executive Officer, elected to take restricted stock in lieu of substantially all of his approved base salary for the contract year commencing June 3, 2005. As a result of the election, Mr. Carreker is entitled to receive 125% of his deferred amount in the form of restricted stock which, for 2005, vests one year from the election. Mr. Carreker has elected to defer $572,800 and was granted 120,538 shares of restricted stock, based upon the market price of the Company's common stock on June 7, 2005 of $5.94 per share. Mr. Carreker's restricted stock grant is subject to the same accelerator provision as described above. A copy of the Employee Award Agreement - Restricted Stock is attached hereto as Exhibit 10(b) and incorporated herein by reference.


Director Stock Option Plan

   On June 9, 2005, the shareholders of the Company approved the 2005 Non-Employee Director Stock Option Plan at the Company's annual meeting of shareholders. The plan, which is administered by the Board of Directors or a designated committee of independent directors, will provide a means by which non-employee members of the Board of Directors may be given the opportunity to purchase shares of the Company's common stock through non-qualified stock options. Shareholders authorized 300,000 shares of Company common stock for use under the plan. A copy of the plan document was previously filed with the Commission as an Exhibit to the Company's Definitive Proxy Statement dated May 9, 2005. Such Exhibit is incorporated herein by reference.





Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

   (c)Exhibits

Exhibit No.                                   Description


      10(a) Employee Award Agreement - Non-Qualified and Incentive Stock Options, dated
                                       June 3, 2005


      10(b)                            Employee Award Agreement - Restricted
                                       Stock, dated June 7, 2005

      10(c) The Bombay Company, Inc. 2005 Non-Employee Director Stock Option Plan *


* Filed with the Commission as an Exhibit to the Company's Definitive Proxy Statement dated May 9, 2005. Such Exhibit is incorporated herein by reference.



                                   SIGNATURE

                                                        Pursuant to the
requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE BOMBAY COMPANY, INC.
                                        (Registrant)



Date:  June 10, 2005
                                        /S/ Michael J. Veitenheimer
                                        Michael J. Veitenheimer
                                        Vice President, Secretary and
                                              General Counsel